UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): May 11, 2001




                              PAWNBROKER.COM, INC.
      ---------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                     000-27215                 33-0794473
-------------------------------   ------------------------   -------------------
(Jurisdiction of incorporation)   (Commission file number)   (I.R.S. Employer
                                                             Identification No.)



                              85 Keystone, Suite A
                               Reno, Nevada 89503
      ---------------------------------------------------------------------
                    (Address of principal executive offices)


     Registrant's telephone number, including area code: (775) 332-5048




                                 Not Applicable
      ---------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

On May 11, 2001, the Registrant entered into separate agreements with three note holders to convert $1,500,000 owed to such holders into shares of the Registrant's common stock at $0.05 per share. The market price of the Registrant's common stock as quoted on the NASD Over-the-Counter Bulletin Board was $0.015 on May 11, 2001. Under the terms of these agreements, the Registrant issued 30,000,000 shares of its common stock to the three note holders as follows:

     (1) 20,000,000 shares to BWI Avionics Ltd. in consideration for the cancellation of a note dated April 26, 2000, in the original principal amount of $1,000,000, due May 1, 2001, bearing interest at the rate of twelve percent (12%) per annum.

     (2) 6,000,000 shares to Granite Communications Inc. in consideration for the cancellation of a note dated July 15, 2000, in the original principal amount of $300,000, due July 15, 2001, bearing interest at the rate of ten percent (10%) per annum.

     (3) 4,000,000 shares to Eurogrowth Investments Ltd. in consideration for the cancellation of a note dated July 15, 2000, in the original principal amount of $200,000, due July 15, 2001, bearing interest at the rate of twelve percent (12%) per annum.

After giving effect to the issuance, the Registrant had 50,803,567 shares of common stock issued and outstanding, resulting in a substantial dilution to its stockholders. The issuance of the shares to common stock to BWI Avionics Ltd., Granite Communications Inc. and Eurogrowth Investments Ltd. resulted in a change in control of the Registrant.

The following table sets forth certain information concerning the number of shares of the Registrant's common stock owned beneficially as of May 24, 2001, including (1) each person (including any group) known to the Registrant to own more than five percent (5%) of any class of the Registrant's voting securities,
(2) each of the Registrant's directors, and (3) the officers and directors of the Registrant as a group, after giving effect to the issuance of the shares in connection with the conversion of the notes. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.


                           Name and Address of           Amount and Nature of
   Title of Class          Beneficial Owner              Beneficial Ownership         Percentage of Class(1)
------------------------------------------------------------------------------------------------------------
                           William Galine,                     3,133,988(2)                     6.2%
                           85 Keystone, Suite A
    Common Stock           Reno, Nevada 89503
------------------------------------------------------------------------------------------------------------
                           Cheryl Schlader                     3,418,510(3)                     6.7%
    Common Stock           85 Keystone, Suite A
                           Reno, Nevada 89503
------------------------------------------------------------------------------------------------------------



                           Name and Address of           Amount and Nature of
   Title of Class          Beneficial Owner              Beneficial Ownership         Percentage of Class(1)
------------------------------------------------------------------------------------------------------------
                           Joseph Schlader                     3,418,510(4)(5)                  6.7%
    Common Stock           85 Keystone, Suite A
                           Reno, Nevada 89503
------------------------------------------------------------------------------------------------------------
                           Greigory Park                         100,000(6)                       *
    Common Stock           85 Keystone, Suite A
                           Reno, Nevada 89503
------------------------------------------------------------------------------------------------------------
                           Officers and Directors as           6,652,498(7)                     13.0%
    Common Stock           a Group

------------------------------------------------------------------------------------------------------------
                           BWI Avionics Ltd.                  20,000,000                        39.4%
    Common Stock           P.O. Box 599, Caribbean
                           Place, Providenciales,
                           Turks and Caicos Islands,
                           BWI
------------------------------------------------------------------------------------------------------------
                           Granite Communications Inc.         6,000,000                        11.8%
    Common Stock           Tropicana Plaza, Temple
                           Building, Providenciales,
                           Turks and Caicos Islands,
                           BWI
------------------------------------------------------------------------------------------------------------
                           Eurogrowth Investments Ltd.         4,000,000                         7.9%
    Common Stock           The Sea Meadow House,
                           Blackburn Highway,
                           Roadtown, Tortola, BVI
------------------------------------------------------------------------------------------------------------

1)   Based on an aggregate of 50,803,567 shares outstanding as of May 24, 2001.

2) Includes 3,057,600 shares and 76,388 shares acquirable upon the exercise of options within sixty days of May 15, 2001. Does not include 48,612 shares acquirable upon the exercise of options, which vest as to 3,472 shares on the 12th day of each calendar month.

3) Joseph Schlader and Cheryl Schlader are husband and wife. As such, each would be deemed to be the beneficial owner the other's shares. Includes 1,674,534 shares of common stock and 152,776 shares acquirable upon the exercise of options within sixty days of March 31, 2001 held by Joseph Schlader.

4) Joseph Schlader and Cheryl Schlader are husband and wife. As such, each would be deemed to be the beneficial owner the other's shares. Includes 1,591,200 shares of common stock owned by Cheryl Schlader.

5) Includes 152,776 shares acquirable upon the exercise of options within sixty days of March 31, 2001. Does not include 97,224 shares acquirable upon the exercise of options, which vest as to 6,944 shares on the 12th day of each calendar month for two consecutive years.

6) Consists of vested options exercisable to acquire common stock within 60 days of May 15, 2001. Mr. Park has options exercisable to acquire 300,000 shares of our common stock, which vest according to the following schedule: one third of the options granted shall vest on March 9, 2001. Thereafter, one thirty-sixth of the options granted shall vest on the 9th day of each calendar month for two consecutive years

7) Includes 6,323,334 shares and 329,164 shares acquirable upon the exercise of vested stock option exercisable within 60 days of May 24, 2001.

*    Less than 1%.

The Registrant converted the notes to restructure its liabilities to allow the Registrant to raise additional financing to fund its plan of operation and working capital requirements. There can be no assurance that such additional financing will be available on acceptable terms, if at all.


ITEM 7.  EXHIBITS

Exhibit
Number          Description
------          -----------
 10.1           Form of Subscription Agreement.(1)
-------------
(1) Previously filed as Exhibit 10.45 in the Registrant's annual report on Form 10-K.

                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                    Pawnbroker.com, Inc.


May 24, 2001                        /s/ William Galine
(Date)                              ---------------------------------------
                                    William Galine, Vice President

                                 EXHIBIT INDEX
s


Exhibit
Number          Description
------          -----------
 10.1           Form of Subscription Agreement.(1)
-------------
(1) Previously filed as Exhibit 10.45 in the Registrant's annual report on Form 10-K.